                                                                   EXHIBIT 10.22


AFTER RECORDING, RETURN TO:                                       SPRINGBROOK

Jones, Day, Reavis & Pogue
2300 LTV Center                                 TICOR TITLE INSURANCE CO
2001 Ross Avenue                                1008 WESTERN AVE., SUITE 200
Dallas, Texas 75201                             SEATTLE, WA 98104
Attention: David D. Vineyard                    ESCROW NO. A343162 CB

                                 DEED OF TRUST

          (WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES)

         By this instrument (this "Mortgage"), dated as of January 14, 1986, to be effective as of January 16, 1986, the undersigned, TRAMMELL CROW REAL ESTATE INVESTORS, a Texas real estate investment trust (hereinafter referred to as "Grantor"), whose address is 2001 Ross Avenue, 3500 LTV Center, Dallas, Texas 75201, to secure the obligations hereinafter described, does hereby GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto FIRST AMERICAN TITLE INSURANCE COMPANY (hereinafter referred to as "Trustee"), whose address is Fourth and Blanchard Building, Seattle, Washington 98121, acting for the benefit of J. HENRY SCHRODER BANK & TRUST COMPANY, a New York banking corporation whose address is One State Street, New York, New York 10015 (hereinafter referred to as "Beneficiary"), the trustee under that certain indenture (the "Indenture"), dated as of November 15, 1985, by and between Grantor and Beneficiary, securing payment of certain zero coupon notes due 1997, payable to the order of the Holders, a copy of which Indenture is attached hereto as Exhibit A and incorporated herein by this reference for all purposes, the following described mortgaged property (the "Mortgaged Property"), to wit:

         All of the real property located in King County, Washington, described on the attached Exhibit B which is incorporated herein by reference (the "Land"), subject to the exceptions described on the attached Exhibit C which is incorporated herein by reference (the "Permitted Exceptions"),

         TOGETHER WITH all of Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired: (a) all improvements and fixtures now or hereafter attached to or placed, erected, constructed or developed on the Land (the "Improvements"); (b) all equipment, machinery, furnishings, inventory, chattels and all other articles of personal property (the "Personal Property") now or hereafter attached to, relating to or used in or about the Improvements or the Land; (c) all water and water rights, timber, crops and mineral interests pertaining to the Land; (d) all building materials

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and equipment now or hereafter delivered and installed or intended to be installed in or on the Land or the Improvements; (e) all plans, specifications and drawings for the Improvements; (f) all deposits (including tenants' security deposits and escrow deposits under contracts of sale), documents, contract rights, commitments, construction contracts, architectural agreements and general intangibles (including, without limitation, trademarks, trade names and symbols but expressly excluding the right to use the name "Trammell Crow" or any name associated therewith or derived therefrom); (g) all permits, licenses, franchises, certificates and other rights and privileges relating to or obtained in connection with the Land, the Improvements or the Personal Property; (h) all proceeds arising from or by virtue of the sale, lease or other disposition, encumbrance or refinancing, of the Land, the Improvements and the Personal Property; (i) all proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements or the Personal Property; (j) all proceeds from the taking of any of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof including change of grade of streets, curb cuts or other rights of access; (k) all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, located on or adjacent to or used in connection with the Land; (l) all of the leases, subleases, licenses or other agreements relating to the Land, the Improvements or the Personal Property, and all rents, deposits, royalties, bonuses, issues, profits, revenues, income or other benefits of the Land, the Improvements or the Personal Property, including, without limitation, cash, securities, letters of credit, guarantees or other instruments deposited pursuant to leases to secure performance by the lessees of their obligations thereunder and cash deposited in impound accounts for the payment of taxes and insurance under any deed of trust securing payment of the Indebtedness; (m) all heating, lighting, refrigeration, plumbing, ventilating, incinerating, water heating, transportation, communications, electrical and air-conditioning systems and equipment, sprinkler and fire-extinguishing systems, security systems, maintenance equipment and other fixtures or systems used in connection with the Land, the Improvements and the Personal Property;
(n) all rights, hereditaments, strips, gores and appurtenances pertaining to the foregoing; and (o) all replacements, betterments, substitutions, renewals and additions to any of the above-described Mortgaged Property; and all proceeds of any of the above-described Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging,





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unto the Trustee and its substitutes or successors and assigns forever, and
Grantor hereby binds itself and its administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto the Trustee, its substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

                                   ARTICLE I

                                  INDEBTEDNESS

         This Mortgage is given to secure the payment of all sums and performance of all obligations and covenants contained in this Mortgage and of the Indenture. Unless otherwise defined herein, certain capitalized terms shall have the meaning ascribed to said terms by the Indenture. The above-described obligations are hereinafter collectively called the "Indebtedness".

                                   ARTICLE II

                         ASSIGNMENT OF RENTS AND LEASES

         2.1 Assignment of Rents, Profits, etc. Grantor hereby absolutely and unconditionally assigns to Beneficiary all of its right, title and interest in and to the rents, royalties, bonuses, issues, profits, revenue, income and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease, sublease, licenses or other agreement pertaining thereto, and any and all damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability, together with any and all rights that Grantor may have against any tenant under such leases or any subtenants or occupants or users of any part of the Mortgaged Property (collectively, the "Rents"). Prior to an Event of Default (as hereinafter defined), Grantor shall have a license to collect and receive all Rents and to apply same in accordance with the terms and provisions of the Indenture.

         2.2 Assignment of Leases. Grantor hereby absolutely and unconditionally assigns to Beneficiary all of its right, title and interest in and to existing and future leases, including subleases thereunder, and any and all extensions, renewals, modifications, and replacements thereof, covering any part of the Mortgaged Property (collectively, the "Leases"). Grantor





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hereby further assigns to Beneficiary all guaranties of tenants' performances under the Leases.

         2.3 Beneficiary in possession. Beneficiary's acceptance of this assignment shall not be deemed to constitute Beneficiary a "mortgagee in possession" nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Beneficiary, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property.

         2.4 Indemnification. Grantor hereby agrees to indemnify Beneficiary and hold Beneficiary harmless from all liability, damage or expense incurred by Beneficiary from any claims under the Leases as well as all amounts indemnified against under the Indenture. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Beneficiary shall be payable by Grantor immediately upon demand by Beneficiary and shall be secured hereby.

         2.5 Right to Rely. After the occurrence of an Event of Default (hereinafter defined), Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Grantor, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall satisfy the obligations of such tenant to make payment to Grantor under the Leases to the extent of the payment made to Beneficiary.

                                  ARTICLE III

                               SECURITY AGREEMENT

         3.1 Security Interest. This Mortgage shall be a security agreement between Grantor, as the debtor, and Beneficiary, as the secured party, covering the Mortgaged Property constituting personal property or fixtures governed by the Uniform Commercial Code, as enacted and amended from time to time in the state in which the Land is situated (hereinafter called the "Code"), and Grantor grants to Beneficiary a security interest in such portion of the Mortgaged Property. In addition to Beneficiary's other rights hereunder, Beneficiary shall have all rights of a secured party under the Code. Grantor shall





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execute and deliver to Beneficiary all financing statements that may be necessary or advisable to establish and maintain the validity, perfection and priority of Beneficiary's security interest, and Grantor shall bear all costs thereof, including all Code searches reasonably required by Beneficiary. If Beneficiary should desire to dispose of any of the Mortgaged Property pursuant to the Code, and if the Code requires prior notice to Grantor of such disposition, ten (10) days written notice by Beneficiary to Grantor shall be deemed to be reasonable notice; provided, however, Beneficiary may dispose of such property in accordance with the foreclosure procedures hereof in lieu of proceeding under the Code.

         3.2     Notice of Changes. Grantor shall give advance notice   in
writing to Beneficiary of any proposed change in Grantor's name, identity, or structure and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Mortgaged Property.

         3.3 Financing Statement. Some of the items of the Mortgaged Property described herein are goods that are or are to become fixtures related to the Land, and it is intended that, as to those goods, this instrument shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Mortgaged Property is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of Grantor as debtor is as stated above.

                                   ARTICLE IV

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                           AND AGREEMENTS OF GRANTOR

         Grantor does hereby warrant, represent, covenant and agree as follows:

         4.1 Title to Mortgaged Property and Lien of this Mortgage. Grantor has good and indefeasible title to the Land and the Improvements, and good and marketable title to the remainder of the Mortgaged Property, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, except for the Permitted Exceptions.





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         4.2     Limitation of Liability. Any obligation or liability
whatsoever of the Grantor which may arise at any time under this Mortgage, or any obligation or liability incurred by it pursuant to any other instrument, transaction or undertaking contemplated by this Mortgage, shall be satisfied, if at all, out of the Grantor's property only. No such obligation or liability shall be personally binding upon nor shall there be any resort for the enforcement thereof to the private property of any of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligations or liability are in the nature of contract, tort or otherwise.

         4.3 Repair. Grantor will cause the Mortgaged Property to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, which in the judgment of the Grantor may be necessary or prudent so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however that nothing in this Section 4.3 shall prevent the Grantor from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Grantor, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

         4.4     Insurance.

                 (a) Grantor will at all times keep all the Mortgaged Property of an insurable nature and of the character usually insured by companies operating similar properties, insured in amounts customarily carried, and against loss or damage from such causes as are customarily insured against, by similar companies.

                 (b) All such insurance shall be effected with insurance carriers having a claims paying rating of "AA" or better by Standard & Poor's Corporation. All policies or other contracts for such insurance on the Mortgaged Property shall provide that the proceeds of such insurance (except in the case of any particular casualty resulting in damage or destruction not exceeding $1,325,000.00 in the aggregate) shall be payable, subject to the requirements of any Prior Lien, to the Beneficiary as its interest may appear (by means of a standard mortgagee clause or other similar clause acceptable to the Beneficiary, without contribution). Each policy or other contract for such insurance, or such mortgagee clause, shall contain an agreement by the insurer that, notwithstanding any right of cancellation reserved to such insurer, such policy or contract shall not be cancelled unless and until the insurer





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has provided Beneficiary written notice thirty calendar days  prior to cancellation. As soon as practicable after the execution of this Mortgage, and within 120 calendar days after the close of each fiscal year thereafter, and at any time upon the request of the Beneficiary, Grantor will deliver to the Beneficiary an officer certificate containing a detailed list of the insurance in force upon the Mortgaged Property on a date therein specified (which date shall be within 30 calendar days of the filing of such certificate), including the names of the insurers with which the policies and other contracts of insurance of the Mortgaged Property are carried, the numbers, amounts and expiration dates of such policies and other contracts and the property and hazards covered thereby, and stating that the insurance so listed complies with this Section 4.4, together with copies of all insurance policies or certificates thereof.

                 (c) All proceeds of any insurance of any part of the Mortgaged Property not payable to the Beneficiary or the trustee, mortgagee or other holder or beneficiary of a Prior Lien shall be applied in accordance with the Indenture. In the event that the proceeds of insurance are made available for restoration, Grantor shall restore the Improvements to substantially the same condition and quality of the Improvements prior to the casualty.

         4.5 Taxes. Grantor will pay, prior to delinquency, all taxes, assessments and governmental charges or levies imposed upon it or the Mortgaged Property, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon the Mortgaged Property; provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings, so long as such contest shall not create a risk of forfeiture of all or any portion of the Mortgaged Property. Nothing contained herein shall constitute the consent of Beneficiary to subject the Mortgaged Property to any of the aforesaid liens.

         4.6 Casualty and Condemnation. All proceeds, judgments, decrees and awards for injury or damage to the Mortgaged Property, and all awards pursuant to proceedings for condemnation thereof, are hereby assigned in their entirety to Beneficiary, who shall apply the same in accordance with the Indenture. Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceedings for the condemnation of the Mortgaged Property, Grantor shall notify Beneficiary of such fact. Grantor shall then, if requested by Beneficiary, file or defend its claim thereunder and prosecute same with due diligence to its final disposition





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and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of sub-section 4.4(c) hereinabove. Beneficiary shall be entitled to participate in same and to be represented therein by counsel of its own choice, and Grantor shall deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation.

         4.7 Compliance with Laws. Grantor shall cause the Mortgaged Property and the use thereof to comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Grantor or the Mortgaged Property and its use, and Grantor shall pay all fees or charges of any kind in connection therewith.

         4.8 Operation. For so long as there is no Event of Default hereunder, Grantor may use and operate, alter and improve, manage, lease and maintain the Land, Improvements and Personal Property in accordance with customary and prudent management practices and in accordance with the provisions hereof and of the Indenture.

         4.9 Successors and Assigns; Use of Terms. The covenants herein contained shall bind, and the benefits and advantages hereof shall inure to, the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including any successor to Beneficiary under the Indenture. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, conditions, obligations and warranties of Grantor in this instrument shall be joint and several obligations of Grantor and of each Grantor, if more than one, and of each Grantor's heirs, personal representatives, successors and assigns. Each party who executes this instrument and each subsequent owner of the Mortgaged Property, or any part thereof (other than Beneficiary or Trustee), covenants and agrees that it will perform, or cause to be performed, each term and covenant of this instrument as if such party were the named Grantor.

         4.10 Severability. If any provision of this instrument is held to be illegal, invalid, or unenforceable under present or future laws effective while this instrument is in effect, the legality, validity and enforceability of the remaining provisions of this instrument shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this instrument a provision that is legal, valid and enforceable and





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as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         4.11 Unsecured Indebtedness. If any of the Indebtedness shall be unsecured, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the secured portion of such Indebtedness, and all payments made on account of the Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

         4.12 Modification or Termination. This Mortgage may only be modified in accordance with the terms of the Indenture.

         4.13 No Partnership. Nothing contained in this Mortgage is intended to create any partnership, joint venture or association between Grantor and Beneficiary, or in any way make Beneficiary a co-principal with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

         4.14 Headings. The Article, Paragraph and Subparagraph headings hereof are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Articles, Paragraphs or Subparagraphs.

         4.15 Governing Law. This Mortgage and the enforcement of the provisions hereof shall be governed by the laws of the State of Washington except with respect to the obligations of the Grantor and the rights of the Beneficiary under Paragraph 2.4, which shall be governed by the laws of the State of New York, and the laws of the United States applicable to transactions in such state.

                                   ARTICLE V

                               EVENTS OF DEFAULT

         5.1 Default of Indenture. It shall be an "Event of Default" hereunder if Grantor commits an Event of Default, as that term is defined by the Indenture.

                                   ARTICLE VI

                                    REMEDIES

         If an Event of Default shall occur, Beneficiary may exercise any one or more of the remedies provided in the Indenture or the following remedies, without notice:





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         6.1     Enforcement of Assignment of Rents and Leases.
Beneficiary may:

                 (a) terminate the license granted to Grantor to collect the Rents and enforce the Leases, and thereafter collect and sue for the Rents in Beneficiary's own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys fees, apply the net proceeds thereof to any Indebtedness in accordance with the Indenture;

                 (b) make, modify, enforce, cancel or accept surrender of any Leases, evict tenants, adjust the Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Beneficiary deems advisable in connection with the Mortgaged Property;


                 (c) apply the Rents so collected to the operation and management of the Mortgaged Property, including the payment of reasonable management, brokerage and attorneys' fees, or to the Indebtedness; and


                 (d) require Grantor to transfer all security deposits and records thereof to Beneficiary.

         6.2 Foreclosure. Upon written request of Beneficiary, Trustee may sell all or part of the Mortgaged Property, at public auction, to the highest bidder, for cash, at the Third Avenue entrance of the King County courthouse, between the hours of 10:00 o'clock A.M. and 4:00 o'clock P.M. on Friday, or if Friday is a legal holiday, on the following Monday, after giving notice of the time, place and terms of said sale and of the property to be sold, at least ninety (90) days preceding the date of the sale in the form and manner, and to the persons, specified in Chapter 61.24 of the Revised Code of Washington (as existing now or hereafter amended); provided that, with respect to any personal property to be sold by Trustee, such sale shall be conducted in accordance with the Uniform Commercial Code adopted by the State of Washington, to the extent applicable. Any notice that is required or permitted to be given to Grantor may be addressed to Grantor at Grantor's address as stated above. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Beneficiary, be addressed to such other debtor at the address of Grantor as is shown by the records of Beneficiary. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the requirements of the applicable laws of the State of Washington in effect at the time of such sale shall constitute sufficient notice of such sale. Trustee





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may sell all or any portion of the Mortgaged Property, together or in lots or parcels, and shall execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Grantor. In no event shall Trustee or Beneficiary be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (a) first, it shall pay the reasonable expenses of Trustee and Beneficiary (including any attorneys' fees) and the costs and expenses of such sale; (b) second, it shall pay, so far as may be possible, the Indebtedness;
(c) third, it shall pay the residue, if any, to the persons legally entitled thereto. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. At any such sale (a) Grantor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Trustee or Beneficiary, the occurrence or existence of any default, the acceleration of the maturity of any of the Indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Trustee or Beneficiary shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Grantor hereby ratifies and confirms every act that Beneficiary, Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (b) the purchaser may disaffirm any easement granted, or rental, lease or other contract made, in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract. Beneficiary and any other party, other than Trustee, may bid and become the purchaser of all or any part of the Mortgaged Property at any trustee's or foreclosure sale hereunder, and the amount of Beneficiary's successful bid may be credited on the Indebtedness. Notwithstanding the above, Beneficiary may cause the liens of this Deed of Trust to be foreclosed in any other manner provided for under the laws of the State of Washington.





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         6.3     Tenancy at Will. In the event of a trustee's sale hereunder and if at the time of such sale Grantor or any other party occupies the portion of the Mortgaged Property so sold or any part thereof, such occupant, at the option of such purchaser, shall immediately become the tenant of the purchaser at such sale, which tenancy, at the option of such purchaser, shall be a tenancy at will, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of such Mortgaged Property.

         6.4 Indemnification of Trustee. Except for gross negligence or willful misconduct, neither Beneficiary nor Trustee shall be liable for any act or omission or error of judgment in connection with exercising the remedies provided herein. Beneficiary or Trustee may rely on any document believed by it in good faith to be genuine. All money received by Beneficiary or Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Except as provided above, Grantor shall indemnify Beneficiary and Trustee and hold Beneficiary and Trustee harmless against all liability, cost, damage or expense that (i) Trustee may incur in the performance of its duties hereunder, and (ii) that Beneficiary may incur in the exercise of any of its rights and remedies hereunder.

         6.5 Lawsuits. Beneficiary may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

         6.6 Entry on Mortgaged Property. Upon occurrence of an Event of Default hereunder, Beneficiary may enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Grantor, and all persons claiming under Grantor, and its or their agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.





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Beneficiary's powers shall include the right to complete construction of any part of the Mortgaged Property and to make any repairs or alterations necessary or advisable for the successful operation of the Mortgaged Property.

         6.7 Receiver. Beneficiary may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply the Rents in accordance with the provisions hereof.

         6.8 Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary shall have all rights, remedies and recourses granted in this Mortgage or the Indenture or available at law or equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property, or any portion thereof) and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Indebtedness, or any part thereof or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive, nor shall exercise of any one or more constitute a waiver of a right to any other right, remedy or recourse thereafter.

         6.9 Compensation to Trustee; Successor Trustees. Grantor hereby agrees to pay to Trustee and Beneficiary reasonable compensation for all services rendered by each hereunder and to reimburse Trustee and Beneficiary upon request for all reasonable expenses, disbursements and advances incurred or made by each in accordance with any provision hereof. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Mortgaged Property is located, and by otherwise complying with applicable law, substitute successor or successors for the Trustee named herein or acting hereunder.

         6.10 Business Purpose. Grantor represents and warrants that the Indebtedness is a business loan transaction solely for the purpose of carrying on or acquiring Grantor's business and that no portion of the proceeds of the loan will be used for personal, family or household purposes.

         6.11 Surety Defenses. Neither Grantor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Trustee or Beneficiary to comply with any request of Grantor or any other persons so obligated to take action to foreclose or otherwise realize upon this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligations secured by this Mortgage or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, or by reason of any agreement or stipulation between any subsequent owner or owners of the Mortgaged Property and Trustee or Beneficiary extending the time of payment or modifying the terms of the Indebtedness or this Mortgage without first having obtained the consent of Grantor or such other person, and in the latter event, Grantor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement or extension or modification unless expressly released and discharged in writing by Trustee or Beneficiary.

         6.12 Non-Agricultural Use. The Land is not used principally or primarily for agricultural or farming purposes.

         This Mortgage is being delivered and recorded prior to its effective date and such delivery shall continue through the effective date and thereafter to the extent necessary to complete such delivery and the conveyance intended by this Mortgage.

         EXECUTED as of the date first set forth above.

                                  GRANTOR:

                                  TRAMMELL CROW REAL ESTATE
                                  INVESTORS, a Texas real
                                  estate investment trust

                                  By: /s/ DAVID CLOSSEY
                                      Name: David F. Clossey
                                            Trust Manager

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, personally appeared David F. Clossey, Trust Manager of Trammell Crow Real Estate Investors, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed same as the act of such trust, for the purposes and consideration therein expressed, and in the capacity therein stated.


         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14 day of January, 1986.


My Commission Expires:                             /s/ SUE EDWARDS
                                                   NOTARY PUBLIC IN AND FOR
                 Sue Edwards                          THE STATE OF TEXAS
{SEAL}   Notary Public State of Texas
          Commission Expires 9-17-88






6416r
                                      -15-

                                   EXHIBIT B

                                                                     Springbrook

                              PROPERTY DESCRIPTION

Lots 1, 2, 3 and 4, Block 1, Burlington Northern Norpac Industrial District No. 1, Division No. 2, according to the plat thereof recorded in Volume 98 of Plats, Pages 27 and 28, Records of King County, Washington; except the East
9.05 feet thereof of said Lot 4; except that portion thereof condemned in King County Superior Court Cause No. 81-2-08117-7 for South 18Oth Street.

                                                                     SPRINGBROOK

                                   EXHIBIT C

                              PERMITTED EXCEPTIONS

1. Assessment of $31,511.74 by/for street improvement Local Improvement District 307 Assessment #8, filed with Treasurer of the City of Kent (affects Lots 1, 2, 3 and 4, except the east 2905 feet of Lot 4).

2. Sewer Permit dated December 1, 1967, between Northern Pacific Railway Corporation and Municipality of Metropolitan Seattle, recorded in King County, Washington, January 19, 1968, at Recording No. 6293688.

3. Easements contained in plat recorded at Volume 98, Pages 27 and 28, Plat Records of King County, Washington.

4. Lot Line Revision dated June 1, 1981, recorded under King County, Washington Recording No. 8107080203.

5. Recital contained in Lot Line Revision dated December 9, 1983, recorded under King County, Washington Recording No. 8107080203, as follows: "Lot 4 cannot be developed as an individual lot, it must be developed in conjunction with Lot 3."

6. Easement dated January 15, 1982, between Crow-Spieker-Hosford #79 and Pacific Northwest Bell Telephone Company, recorded February 11, 1982 in King County, Washington, at Auditor's File No. 8202110360 (affects a strip of land 10 feet in width along a centerline established by the installation of a communication line, across Lots 3 and 4).

7. Easement dated November 30, 1982, between Crow-Spieker-Hosford #79 and Pacific Northwest Bell Telephone Company, recorded December 30, 1982 in King County, Washington, at Auditor's File No. 8212300785 (affects a strip of land 10 feet in width along a centerline established by the installation of a communication line, across Lots 1 and 2).

8.       Waterline Easement dated October 18, 1983, between
         Crow-Spieker-Hosford #79 and the City of Kent, recorded October 24, 1983, in King County, Washington, at Auditor's File No. 8310240016.

9. Electric Transmission Line Easement dated November 28, 1983, between Crow-Spieker-Hosford #85 and Puget Sound Power and Light Company recorded December 9, 1983, in King County, Washington, at Auditor's File No. 8312090577.

10. Easement as delineated on King County, Washington Assessors Map, for power and telephone (affects a 10 foot wide strip along the northerly line of Block 1).

11.      Right-of-Way Easement dated November 30, 1983, between
         Crow-Spieker-Hosford #85 and Springbrook Associates, Ltd., recorded December 12, 1983, in King County, Washington, at Auditor's File No. 8312120463.

12. Easement dated September 14, 1981, between Crow-Spieker-Hosford #79 and Puget Sound Power and Light Company, for underground electric system, recorded September 24, 1981, in King County, Washington, at Auditor's File No. 8109240728 (affects a portion of Lot 4 as per lot line revision recorded under recorded No. 8107080203).

13. Agreement dated August 17, 1983, between Crow-Spieker-Hosford #79 and the City of Kent, recorded August 30, 1983, in King County, Washington, at Auditor's File No. 8308300038, providing for the formation of a local improvement district or utility local improvement district to benefit the property described therein.

14. Agreement dated May 7, 1984, between the City of Kent and Crow-Spieker-Hosford #85, recorded May 14, 1984, in King County, Washington, at Auditor's File No. 8405140313, providing for the formation of a local improvement district to benefit the property described therein.

15. Slope and Drainage Easement established by proceedings in Superior Court Cause No. 81-2-08117-7, dated October 14, 1981, affecting a portion of Block 1.

16. Covenants, conditions and restrictions and rights of the public to make slopes as shown on the Plat.





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